UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 20, 2006




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



    Nevada                           000-50485                74-2914331
(State or other jurisdiction        (Commission             (IRS Employer
   of incorporation)                 File Number)           Identification No.)


        5601 West Waco Drive, Waco, TX                          76710
    (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.



     On June 20, Central Freight Lines, Inc., a Nevada corporation (the "Company"), issued a press release. A copy of the press release is attached to this report as Exhibit 99.1.

     The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01       Financial Statements and Exhibits.



                  (a)      Financial statement of business acquired.



                           Not applicable.



                  (b)      Pro forma financial information.



                           Not applicable.



                  (c)      Exhibits:



                      EXHIBIT

                       NUMBER         EXHIBIT DESCRIPTION
                       ------         -------------------



                         99.1        Press release dated June 20, 2006.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CENTRAL FREIGHT LINES, INC.


Date:   June 20, 2006                By: /s/ Jeff Hale
                                         Jeff Hale
                                         Senior Vice President and
                                         Chief Financial Officer






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                                  EXHIBIT INDEX


      EXHIBIT

      NUMBER                   EXHIBIT DESCRIPTION
      ------                   -------------------


      99.1                     Press release dated June 20, 2006.


















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                                                                   EXHIBIT 99.1

CENTRAL FREIGHT LINES, INC. MOVES TOWARDS COMPLETION OF MERGER WITH MOYES-OWNED COMPANY


Waco, TX (PR Newswire) - June 20, 2006 - Central Freight Lines, Inc. (Nasdaq/NMS: CENF) announced today that it has moved towards completion of its previously announced Merger transaction by responding to comments from the Securities and Exchange Commission (the "SEC"). The Merger Agreement provides that a company controlled by Jerry Moyes and certain related parties would become the owners of Central, and Central would cease to be a publicly traded company.

In announcing yesterday's filing with the SEC, Bob Fasso, Central's Chief Executive Officer and President stated: "We currently expect to mail the finalized definitive proxy statement to stockholders in July. The proxy statement will solicit proxies for voting on the Merger transaction at our Annual Meeting, which will be held approximately 30 days from the date the proxy statements are mailed to our stockholders."

Jerry Moyes added: "I am pleased with the progress made on the Merger and look forward to closing the transaction as soon as possible."

On January 30, 2006, Central announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), with North American Truck Lines, LLC ("NATL") and Green Acquisition Company ("Green"). Under the Merger Agreement, Green will merge with and into Central (the "Merger"), with Central continuing as the surviving corporation. Both NATL and Green are controlled by Mr. Moyes, with Green being a wholly owned subsidiary of NATL.

On April 17, 2006, Central filed a preliminary proxy statement with the SEC for its 2006 Annual Meeting of Stockholders. On May 16, 2006, Central received comments from the SEC, which Central believes were addressed in the filing on June 19, 2006. Once the SEC's review of the proxy statement is finalized, the definitive proxy statement will be mailed to Central's stockholders to solicit proxies for voting on the Merger and other matters presented at the Annual Meeting.

Stockholders are urged to read the definitive proxy statement carefully when it becomes available because it will contain important information about Central, the merger transaction, and related matters. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Central through the SEC's web site at www.sec.gov. In addition, stockholders will be able to obtain free copies of the definitive proxy statement from the company.


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Central  Freight  Lines,  Inc.  is  a  non-union,   less-than-truckload  carrier
specializing in regional overnight and second day markets in the Midwest, Southwest, West Coast, and Pacific Northwest. Utilizing marketing alliances, the Company also provides service to the Great Lakes, Northeast, Southeast, Mexico, and Canada.

This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual events may differ materially from those set forth in the forward-looking statements. We undertake no obligation to update any of these forward-looking statements.

With respect to statements regarding the consummation of the Merger, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that our business will suffer due to uncertainties caused by the announcement of the transaction; the risk that we may not be able to obtain third party and stockholder approvals necessary to consummate the transaction; as well as the risk that the transaction will not close for other reasons.

Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com





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